Exhibit 99.1

Ceva, Inc. Announces Fourth Quarter and Full Year 2025 Financial Results

ROCKVILLE, MD., February 17, 2026 – Ceva, Inc. (NASDAQ: CEVA), the leading licensor of silicon and software IP for the Smart Edge, today announced its financial results for the fourth quarter and full year ended December 31, 2025.

Fourth Quarter Highlights:*

●	Completed a strategic NPU licensing agreement with one of the world’s leading PC OEMs, with NeuPro™ NPUs selected as foundational IP for next-generation on-device AI compute architecture
●	Delivered total revenue of $31.3 million, up 10% sequentially and 7% year-over-year, representing the highest quarterly revenue in Ceva’s history(1)
●	Signed 18 IP licensing agreements in the quarter, reflecting strong and diversified demand across AI, connectivity and sensing
●	Grew licensing and related revenue to $17.5 million, up 11%
●	Increased royalty revenue to $13.8 million, up 2%, representing the strongest quarterly royalty performance in more than four years
●	606 million units of Ceva-powered devices shipped in the quarter
●	Strengthened the balance sheet through a successful follow-on offering, raising approximately $63 million net

*Unless otherwise stated, all comparisons are to fourth quarter 2024

Full Year 2025 Highlights:*

●	Increased total revenue to $109.6 million, up 2%
●	Grew licensing revenue to $63.6 million, up 6%
●	Generated royalty revenue of $46.0 million, with royalties growing each quarter sequentially throughout 2025
●	Record 2.1 billion Ceva-powered devices shipped, up 6%, including record Wi-Fi shipments of 266 million units and record Cellular IoT shipments of 241 million units
●	Generated 86% of total revenue from smart edge markets, reflecting market share gains by Ceva customers and positioning the company well as the industry transitions towards Physical AI

*Unless otherwise stated, all comparisons are to full year 2024

Amir Panush, Chief Executive Officer of Ceva, commented: “2025 was a landmark year for Ceva and ended on a high note with record fourth-quarter revenue(1) and our strongest royalty quarter in more than four years. A key milestone in the quarter was a strategic NPU licensing agreement for our high-performance NeuPro NPUs with one of the world’s leading PC OEMs. This win is a powerful validation of our AI strategy and reinforces our belief that dedicated NPUs will become a standard requirement across personal computing platforms and increasingly across intelligent devices.

“Importantly, our diversified, multi-IP engagements are building a growing licensing and royalty flywheel that supports sustained value creation over time,” continued Panush. “As AI increasingly moves into real-world devices, we believe the industry is entering the era of Physical AI. With leadership across connectivity, sensing and inference, record Wi-Fi and cellular IoT shipments, and more than 20 billion Ceva-powered devices shipped to date, we enter 2026 in a position of strength.”

In the fourth quarter, Ceva signed 18 IP licensing agreements spanning a broad range of end markets and applications, including three NPU licenses, highlighted by a strategic agreement with one of the world’s leading PC OEMs. The quarter also included AI DSP agreements for automotive ADAS and consumer electronics, Wi-Fi 7 and Bluetooth High Data Throughput connectivity licenses, and a strategic software engagement with a leading TV platform.

Other fourth quarter financial data:*

●	GAAP gross margin was 88%, in line with last year
●	GAAP operating loss was $0.4 million, as compared to a GAAP operating profit of $0.1 million
●	GAAP net loss was $1.1 million, as compared to a GAAP net loss of $1.7 million
●	GAAP diluted loss per share was $0.04, as compared to GAAP diluted loss per share of $0.07
●	Non-GAAP gross margin was 89%, in line with last year
●	Non-GAAP operating income was $5.7 million, as compared to non-GAAP operating income of $4.5 million
●

Non-GAAP net income and non-GAAP diluted income per share were $4.9 million and $0.18, respectively, compared with non-GAAP net income and non-GAAP diluted income per share of $2.7 million and $0.11, respectively

*Unless otherwise stated, all comparisons are to fourth quarter 2024

Yaniv Arieli, Chief Financial Officer of Ceva, added: “We delivered record fourth-quarter revenues and achieved 18% non-GAAP operating margins, reflecting disciplined execution and improving mix. For the full year, non-GAAP net income increased 20% year-over-year and non-GAAP diluted earnings per share grew 17%, demonstrating consistent financial progress throughout 2025. During the fourth quarter, we also strengthened our balance sheet through a successful follow-on offering, raising approximately $63 million net, enhancing our financial flexibility to support future growth initiatives.”

In 2025, Ceva signed 54 licensing agreements across diversified smart edge markets, including 33 consumer, 10 industrial, 7 automotive, 3 PC, and 1 infrastructure agreements. 10 of the licensing agreements were with OEMs and 12 customers licensed multiple Ceva technologies, underscoring the strength of the company’s broad portfolio spanning connectivity, sensing and inference. During the year, a record 2.1 billion Ceva-powered devices were shipped, up 6% year-over-year, including 1.1 billion Bluetooth devices, and record shipments of 266 million Wi-Fi devices, and record shipments of 241 million cellular IoT devices. These volumes were complemented by continued deployments across smartphones and other smart edge devices powered by Ceva’s DSPs, AI accelerators and sensor fusion software, reinforcing the scale and durability of Ceva’s diversified business model.

Other full year 2025 financial data:*

●	GAAP operating loss was $11.3 million, as compared to a GAAP operating loss of $7.5 million
●	GAAP net loss and diluted loss per share were $10.6 million and $0.44, respectively, compared to GAAP net loss and diluted loss per share of $8.8 million and $0.37, respectively
●	Non-GAAP operating income was $9.9 million, compared with $10.2 million
●	Non-GAAP net income and diluted earnings per share were $10.8 million and $0.42, respectively, compared to $9.0 million and $0.36

*Unless otherwise stated, all comparisons are to full year 2024

Ceva Conference Call

On February 17, 2026, Ceva management will conduct a conference call at 8:30 a.m. Eastern Time to discuss the operating performance for the quarter and full year.

The conference call will be available via the following dial in numbers:

●	U.S. Participants : Dial 1-844-435-0316 (Access Code : Ceva)
●	International Participants: Dial +1-412-317-6365 (Access Code: Ceva)

The conference call will also be available live via webcast at the following link: https://app.webinar.net/9YBAnq6d4Rj. Please go to the web site at least fifteen minutes prior to the call to register.

For those who cannot access the live broadcast, a replay will be available by dialing +1-855-669-9658 or +1-412-317-0088 (access code: 1337948) from one hour after the end of the call until 9:00 a.m. (Eastern Time) on March 17, 2026. The replay will also be available at Ceva's web site at www.ceva-ip.com.

(1) Excluding the Intrinsix design services business, which was divested in 2023.

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause the results of Ceva to differ materially from those expressed or implied by such forward-looking statements and assumptions. Forward-looking statements include statements about Ceva’s positioning for future growth and to serve as a foundational technology provider for intelligent, connected devices, licensing agreement wins, future industry demand, our market position for the future and future growth in the demand of our products, our forecast of financial measures for the following quarter and 2026, our long term targets and underlying assumptions, our future investments, expectations about future market, the success of our strategies and agreements, visibility into future revenue streams, and Ceva’s focus on expense management and profitability improvement. The risks, uncertainties and assumptions that could cause differing Ceva results include: the effect of intense industry competition; the ability of Ceva's technologies and products incorporating Ceva's technologies to achieve market acceptance; Ceva's ability to meet changing needs of end-users and evolving market demands; the lengthy sales cycle for IP and related solutions; Ceva's ability to diversify royalty streams and license revenues; geopolitical risks and instability, including the impact of tariffs and other trade measures and potential disruptions related to ongoing conflicts in the Middle East; and general market conditions and other risks relating to Ceva's business and industry, including, but not limited to, those that are described from time to time in our SEC filings. Ceva assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

About Ceva, Inc.

Ceva powers the Smart Edge, bridging the digital and physical worlds to bring AI-driven products to life. Our Ceva AI fabric portfolio of silicon and software IP enables devices to Connect, Sense, and Infer – the essential capabilities for the intelligent edge. From 5G, cellular IoT, Bluetooth, Wi-Fi, and UWB connectivity to scalable Edge AI NPUs, AI DSPs, sensor fusion processors and embedded software, Ceva provides the foundational IP for devices that connect, understand their environment, and act in real time.

With more than 20 billion devices shipped and trusted by 400+ customers worldwide, Ceva is the backbone of today’s most advanced smart edge products - from AI-infused wearables and IoT devices to autonomous vehicles and 5G infrastructure. Our differentiated solutions deliver seamless integration into existing design flows, total flexibility to combine solutions based on design needs and ultra‑low‑power performance in minimal silicon footprint, helping customers accelerate development, reduce risk, and bring innovative products to market faster. As technology evolves toward Physical AI, Ceva’s IP portfolio lays the foundation for systems that are always connected, contextually aware, and capable of intelligent, real-time decision-making.

Visit us at www.ceva-ip.com and follow us on LinkedIn, X, YouTube, Facebook, and Instagram.

For more information, contact:

Yaniv Arieli Ceva, Inc. CFO +972.9.961.3770 yaniv.arieli@ceva-ip.com	Richard Kingston Ceva, Inc. VP Market Intelligence, Investor & Public Relations +1.650.220.1948 richard.kingston@ceva-ip.com

Ceva, Inc. AND ITS SUBSIDIARIES

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF LOSS – U.S. GAAP

U.S. dollars in thousands, except per share data

	Three months ended		Twelve months ended
	December 31,		December 31,
	2025	2024	2025	2024
	Unaudited	Unaudited	Unaudited	Unaudited
Revenues:
Licensing and related revenues	$17,503	$15,733	$63,595	$59,999
Royalties	13,788	13,490	46,003	46,940

Total revenues	31,291	29,223	109,598	106,939

Cost of revenues	3,730	3,371	14,158	12,768

Gross profit	27,561	25,852	95,440	94,171

Operating expenses:
Research and development, net	18,934	16,877	74,833	71,616
Sales and marketing	3,479	3,625	13,262	12,624
General and administrative	5,396	5,126	18,093	16,877
Amortization of intangible assets	150	150	598	599
Total operating expenses	27,959	25,778	106,786	101,716

Operating income (loss)	(398)	74	(11,346)	(7,545)
Financial income (loss), net	1,447	(78)	6,913	4,884
Income (loss) associated with the remeasurement of marketable equity securities	4	3	(257)	(94)

Income (loss) before taxes on income	1,053	(1)	(4,690)	(2,755)
Income tax expense	2,151	1,735	5,948	6,031
Net loss	(1,098)	(1,736)	(10,638)	(8,786)

Basic and diluted net loss per share	$(0.04)	$(0.07)	$(0.44)	$(0.37)

Weighted-average shares used to compute net loss per share (in thousands):
Basic and diluted	25,558	23,637	24,295	23,613

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

U.S. Dollars in thousands, except per share amounts

	Three months ended		Twelve months ended
	December 31,		December 31,
	2025	2024	2025	2024
	Unaudited	Unaudited	Unaudited	Unaudited
GAAP net loss	$(1,098)	$(1,736)	$(10,638)	$(8,786)
Equity-based compensation expense included in cost of revenues	186	143	679	713
Equity-based compensation expense included in research and development expenses	2,771	2,432	10,549	9,298
Equity-based compensation expense included in sales and marketing expenses	662	494	2,397	1,801
Equity-based compensation expense included in general and administrative expenses	2,079	827	6,171	3,763
Amortization of intangible assets related to acquisition of businesses	208	255	833	1,090
Costs associated with asset acquisition	144	250	577	1,033
Loss (Income) associated with the remeasurement of marketable equity securities	(4)	(3)	257	94
Non-GAAP net income	$4,948	$2,662	$10,825	$9,006
GAAP weighted-average number of Common Stock used in computation of diluted net loss per share (in thousands)	25,558	23,637	24,295	23,613
Weighted-average number of shares related to outstanding stock-based awards (in thousands)	1,761	1,579	1,726	1,491
Weighted-average number of Common Stock used in computation of diluted earnings per share, excluding the above (in thousands)	27,319	25,216	26,021	25,104

GAAP diluted loss per share	$(0.04)	$(0.07)	$(0.44)	$(0.37)
Equity-based compensation expense	$0.20	$0.16	$0.80	$0.65
Amortization of intangible assets related to acquisition of businesses	$0.01	$0.01	$0.03	$0.04
Costs associated with asset acquisition	$0.01	$0.01	$0.02	$0.04
Loss associated with the remeasurement of marketable equity securities	$0.00	$0.00	$0.01	$0.00
Non-GAAP diluted earnings per share	$0.18	$0.11	$0.42	$0.36

	Three months ended		Twelve months ended
	December 31,		December 31,
	2025	2024	2025	2024
	Unaudited	Unaudited	Unaudited	Unaudited
GAAP Operating income (loss)	$(398)	$74	$(11,346)	$(7,545)
Equity-based compensation expense included in cost of revenues	186	143	679	713
Equity-based compensation expense included in research and development expenses	2,771	2,432	10,549	9,298
Equity-based compensation expense included in sales and marketing expenses	662	494	2,397	1,801
Equity-based compensation expense included in general and administrative expenses	2,079	827	6,171	3,763
Amortization of intangible assets related to acquisition of businesses	208	255	833	1,090
Costs associated with asset acquisition	144	250	577	1,033
Total non-GAAP Operating Income	$5,652	$4,475	$9,860	$10,153

	Three months ended		Twelve months ended
	December 31,		December 31,
	2025	2024	2025	2024
	Unaudited	Unaudited	Unaudited	Unaudited

GAAP Gross Profit	$27,561	$25,852	$95,440	$94,171
GAAP Gross Margin	88%	88%	87%	88%

Equity-based compensation expense included in cost of revenues	186	143	679	713
Amortization of intangible assets related to acquisition of businesses	58	105	235	491
Total Non-GAAP Gross profit	27,805	26,100	96,354	95,375
Non-GAAP Gross Margin	89%	89%	88%	89%

	Three months ended		Twelve months ended
	December 31,		December 31,
	2025	2024	2025	2024
	Unaudited	Unaudited	Unaudited	Unaudited
GAAP Operating Expenses	27,959	25,778	106,786	101,716
Equity-based compensation expense included in research and development expenses	2,771	2,432	10,549	9,298
Equity-based compensation expense included in sales and marketing expenses	662	494	2,397	1,801
Equity-based compensation expense included in general and administrative expenses	2,079	827	6,171	3,763
Amortization of intangible assets related to acquisition of businesses	150	150	598	599
Costs associated with asset acquisition	144	250	577	1,033
Total non-GAAP Operating Expenses	$22,153	$21,625	$86,494	$85,222

Ceva, Inc. AND ITS SUBSIDIARIES

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

(U.S. Dollars in thousands)

	December 31,	December 31,
	2025	2024 (*)
	Unaudited	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$40,586	$18,498
Marketable securities and short-term bank deposits	181,397	145,146
Trade receivables, net	19,495	15,969
Unbilled receivables	29,860	21,240
Prepaid expenses and other current assets	13,498	15,488
Total current assets	284,836	216,341
Long-term assets:
Severance pay fund	7,530	7,161
Deferred tax assets, net	257	1,456
Property and equipment, net	7,054	6,877
Operating lease right-of-use assets	17,486	5,811
Investment in marketable equity securities	55	312
Goodwill	58,308	58,308
Intangible assets, net	1,044	1,877
Other long-term assets	11,686	10,805
Total assets	$388,256	$308,948

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade payables	$2,418	$1,125
Deferred revenues	3,496	3,599
Accrued expenses and other payables	21,026	23,207
Operating lease liabilities	1,743	2,598
Total current liabilities	28,683	30,529
Long-term liabilities:
Accrued severance pay	7,690	7,365
Operating lease liabilities	14,388	2,963
Other accrued liabilities	1,037	1,535
Total liabilities	51,798	42,392
Stockholders’ equity:
Common stock	28	24
Additional paid in-capital	337,966	259,891
Treasury stock	(1,591)	(3,222)
Accumulated other comprehensive income (loss)	79	(1,330)
Retained earnings (accumulated deficit)	(24)	11,193
Total stockholders’ equity	336,458	266,556
Total liabilities and stockholders’ equity	$388,256	$308,948

(*) Derived from audited financial statements.

The Company believes that the reconciliation of financial measures in the press release is useful to investors in analyzing the results for the quarters ended December 31, 2025 and 2024 because the exclusion of the applicable expenses may provide a meaningful analysis of the Company’s core operating results and comparison of quarterly results. Further, the Company believes it is useful for investors to understand how the expenses associated with the application of FASB ASC No. 718 are reflected on its statements of income. The reconciliation of financial measures should be reviewed in addition to and in conjunction with results presented in accordance with GAAP and are intended to provide additional insight into the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliation, offer a more complete understanding of factors and trends affecting the Company’s business. The reconciliation of financial measures should not be viewed as a substitute for the Company’s reported GAAP results.